SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 25, 2003

WASHINGTON GROUP INTERNATIONAL, INC.

Commission File Number 1-12054

A Delaware corporation

IRS Employer Identification No. 33-0565601

720 PARK BOULEVARD, BOISE, IDAHO 83729

208/386-5000

Item 5.  Other Material Important Events.

A copy of the press release of Washington Group International, Inc. with respect to the promotion of three business unit executives is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

99.1         Press release of Washington Group International, Inc., dated April 24, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

April 25, 2003	By:	/s/ Craig G. Taylor
Craig G. Taylor
Secretary

WASHINGTON GROUP INTERNATIONAL, INC.

EXHIBIT INDEX

Exhibit

Number             Exhibit Description

99.1                                                               Press release dated April 24, 2003.